Exhibit 32.2

Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, John J. Nicola, Chief Financial Officer of K-Sea General Partner GP LLC, as general partner of K-Sea General Partner L.P., the general partner of K-Sea Transportation Partners L.P. (the “Partnership”), hereby certify, to the best of my knowledge, that:

(1)           The Partnership’s Quarterly Report on Form 10-Q/A (Amendment No. 1) for the period ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: August 12, 2008	/s/ John J. Nicola
	Name:	John J. Nicola
	Title:	Chief Financial Officer